UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): November 21, 2023
Encompass Health Corporation
(Exact name of Registrant as specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-10315	63-0860407
(Commission File Number)	(IRS Employer Identification No.)

9001 Liberty Parkway, Birmingham, Alabama 35242
(Address of Principal Executive Offices, Including Zip Code)
(205) 967-7116
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.     Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EHC	New York Stock Exchange

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Election of Director.
On November 21, 2023, the Board of Directors (the “Board”) of Encompass Health Corporation (the “Company”), unanimously approved, effective as of November 27, 2023, an increase in the number of directors constituting the Board from 11 to 12 and, upon the recommendation of its Nominating/Corporate Governance Committee, the appointment of Edward M. Christie III as director to fill the newly created vacant seat. The Board also appointed Mr. Christie to its Audit Committee. The Board has determined Mr. Christie is independent for purposes of the listing standards of The New York Stock Exchange and the Company’s Corporate Governance Guidelines. He will be compensated for his board service in accordance with the standard compensation practices for nonemployee directors of the Corporation, which are more fully described in the “Corporate Governance and Board Structure – Compensation of Directors” section of the Corporation’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on April 3, 2023. There are no arrangements or understandings between Mr. Christie and any other person pursuant to which he was selected to serve on the Board, nor is he a participant in any related party transactions required to be reported pursuant to Item 404(a) of Regulation S-K.
On November 27, 2023, the Company issued a press release, attached hereto as Exhibit 99.1, announcing these matters.

ITEM 9.01. Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
99.1	Press release of Encompass Health Corporation, dated November 27, 2023.
104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCOMPASS HEALTH CORPORATION
By:	/S/ Patrick Darby
	Name:	Patrick Darby
	Title:	Executive Vice President, General Counsel and Secretary
Dated: November 27, 2023